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                                                                    EXHIBIT 99.3

                           CERTIFICATE OF DESIGNATIONS

                                       of

             CLASS B JUNIOR NON-VOTING PARTICIPATING PREFERRED STOCK

                                       of

                             TCR Holding Corporation

                       (Pursuant to Section 151(g) of the
                        Delaware General Corporation Law)

                      ------------------------------------


                  TCR Holding Corporation, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "CORPORATION"), hereby certifies that the following resolution was adopted at a meeting of the board of directors of the Corporation (the "BOARD OF DIRECTORS") pursuant to
Section 151(g) of the Delaware General Corporation Law on ____, 1998:

                  RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors hereby creates a series of Preferred Stock, liquidation preference $0.01 per share (the "CLASS B JUNIOR NON-VOTING PARTICIPATING PREFERRED STOCK"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof as follows:

                  Class B Junior Non-Voting Participating Preferred Stock:

                  SECTION 1. DESIGNATION AND AMOUNT. The shares of this series shall be designated as "Class B Junior Non-Voting Participating Preferred Stock" (the "CLASS B JUNIOR PREFERRED STOCK") and the number of shares constituting the Class B Junior Preferred Stock shall be 7,500,000. Such number of shares may be increased or decreased by resolution of the Board of Directors ; provided, that no decrease shall reduce the number of shares of Class B Junior Preferred Stock to a number less than the number of shares then outstanding.

                  SECTION 2. LIQUIDATION PREFERENCE. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, (a) before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of classes or series of stock or other securities of the Corporation ranking junior to the Class B Junior Preferred Stock upon liquidation, dissolution or winding up and (b)



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after the payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of classes or series of stock or other securities of the Corporation ranking prior to the Class B Junior Preferred Stock upon liquidation, dissolution or winding up, the holders of the Class B Junior Preferred Stock shall be entitled to receive $0.01 per share. The holders of the Class B Junior Preferred Stock shall not be entitled to receive or participate in any payment or distribution of the assets of the Corporation upon such liquidation, dissolution or winding up in excess of $0.01 per share until the holders of the Common Stock shall have received payment upon such liquidation, dissolution or winding up of the Corporation of $0.01 per share, and thereafter the holders of the Common Stock and the Class B Junior Preferred Stock (together with the holders of any series of preferred stock and/or Class B Junior Preferred Stock which, pursuant to the resolution or resolutions of the Board of Directors providing for the issue of such series, shall be entitled to participate therein with the holders of the Common Stock and the Class B Junior Preferred Stock) shall be entitled to participate equally, share for share as if a single class, in any further payment or distribution of the assets of the Corporation upon such liquidation, dissolution or winding up of the Corporation.

                  The Class B Junior Preferred Stock shall rank, as to the payment or distribution of the assets of the Corporation (whether capital or surplus) upon liquidation, dissolution or winding up of the Corporation, (a) junior to the Corporation's Class A Participating Preferred Stock Series A and Class A Participating Preferred Stock Series B (but only to the extent of the liquidation preference thereon) and (b) on parity with all other securities of the Corporation (except as provided in the preceding paragraph).

                  SECTION 3. VOTING. Except as otherwise required by law, the holders of Class B Junior Preferred Stock shall not be entitled to vote such shares on any matter on which the stockholders of the Corporation shall be entitled to vote, and shares of Class B Junior Preferred Stock shall not be included in determining the number of shares voting or entitled to vote on any such matters.

                  SECTION 4. DIVIDENDS. The holders of Class B Junior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, dividends and distributions per share equal to the aggregate amount per share (payable in kind) of all cash dividends or other distributions (whether by way of a dividend or a reclassification of stock, a recapitalization, reorganization or a partial liquidation of the Corporation or otherwise) declared on the Common Stock. The Corporation shall declare a dividend or other distribution on the Class B Junior Preferred Stock at the same time it declares a dividend or other distribution on the Common Stock. No cash or non-cash dividend or other distribution shall be paid or set aside for payment on the Common Stock (or any other securities ranking, as to the payment of dividends, on a parity with or junior to the Class B Junior Preferred Stock) unless a dividend or other distribution in respect of such dividend or other distribution on the Common Stock shall be simultaneously paid, or set aside for payment on the Class B Junior Preferred Stock in the amount required by this Section 4. If the Corporation in any manner splits, subdivides or combines the outstanding shares of Common Stock, the outstanding shares of Class B Junior Preferred Stock shall be split, subdivided or combined in the same manner proportionately and on the same basis per share.

                  The Class B Junior Preferred Stock shall rank, as to the payment of dividends, (a) junior to the Corporation's Class A Participating Preferred Stock Series A and Class A Participating Preferred Stock Series B (but only to the extent of the liquidation preference thereon and except as to Special Distributions as defined in the certificate of designations as to such Class A Preferred Stock) and (b) on a parity with all other securities of the Corporation.

                  SECTION 5. CONVERSION; NO PREEMPTIVE RIGHTS; NO REDEMPTION. Except as set forth in Section 2 and Section 6, the shares of Class B Junior Preferred Stock shall not be convertible. The Class B Junior Preferred Stock shall not be entitled to any preemptive or subscription rights in respect of any securities of the Corporation. The Class B Junior Preferred Stock shall not be redeemable at the option of the Corporation or any holder thereof except as otherwise required by law.

                  SECTION 6.  CONVERSION.

                  (A) Forced Conversion. The Company may force the conversion of each share of Class B Junior Preferred Stock into one fully paid and non-assessable, non-voting (or, with the approval of the Board of Directors, voting) share of Common Stock at any time after (i) the closing of the sale of the Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), other than a registration relating solely to a transaction under

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Rule 145 promulgated under the Securities Act or to an employee benefit plan of the Company, (ii) the consummation of a merger of the Corporation with and into any other Person or sale of all or substantially all of the assets of the Corporation to any other Person, (iii) the Transfer of the Majority Voting Securities to a Third Party (each of such capitalized terms as defined in the TCR Holding Stockholders Agreement dated as of the date of initial issuance of securities hereunder, as amended (the "STOCKHOLDERS AGREEMENT")) and (iv) the exercise by TransAmerican Energy Corporation, a Delaware corporation, of its repurchase rights under that certain Repurchase Rights Agreement dated as of the date of initial issuance of securities hereunder (the "REPURCHASE RIGHTS AGREEMENT"). "PERSON" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state, or political subdivision thereof, trust, municipality, or other entity.

                  Such conversion shall be effective immediately upon notice of such conversion by the Corporation to the stockholders and, from and after the time of such notice, each certificate representing shares of Class B Junior Preferred Stock shall be deemed to represent shares of non-voting (or, with the approval of the Board of Directors, voting) Common Stock and the holder of any such certificates representing shares of Class B Junior Preferred Stock shall be entitled to have the Corporation exchange such certificate for a certificate representing such Common Stock of the Corporation.

                  (B) Right of Conversion. Subject to and upon compliance with the provisions of this Section 6(B), each share of Class B Junior Preferred Stock shall, at the option of the holder of record thereof, be convertible at any time, into one fully paid and non-assessable, non-voting share of Common Stock (calculated as to each conversion to the nearest 1/100th of a share).

                  In order to exercise the conversion privilege, the holder of one or more shares of Class B Junior Preferred Stock to be converted shall surrender such shares at the principal executive office of the Corporation (or at any other office or agency that is to be maintained for such purpose of which the Corporation gives notice to such holders) accompanied by the funds, if any, required below and shall give written notice of conversion in the form provided on such shares of Class B Junior Preferred Stock (or such other notice as is acceptable to the Corporation) to the Corporation at such office or agency that the holder specifies in said notice. Such notice shall also state the name or names, together with the address or addresses, in which the certificate or certificates shall be issued for shares of non-voting Common Stock which shall be issuable in such conversion. Each share of Class B Junior Preferred Stock surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the name in which such share is registered, be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of record or his duly authorized attorney and an amount sufficient to pay any transfer or similar tax. As promptly as practicable after the surrender of such shares of Class B Junior Preferred Stock and the receipt of such notice, instruments of transfer and funds, if any, as aforesaid, the Corporation shall issue and deliver at such office or agency to such holder, or on such holder's written order, a certificate or certificates for the number of full shares of non-voting Common Stock issuable upon the conversion of such share of Class B Junior Preferred Stock in accordance with the provisions of this Section 6(B).

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                  Each conversion shall be deemed to have been effected
immediately prior to the close of business on the date on which such shares of Class B Junior Preferred Stock shall have been surrendered and such notice (and any applicable instruments of transfer and any required taxes) received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of non-voting Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open.

                  The Corporation covenants that it will at all times take action to reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of non-voting Common Stock or its issued shares of non-voting Common Stock held in its treasury, or both, for the purpose of effecting conversions of shares of Class B Junior Preferred Stock, the full number of shares of non-voting Common Stock deliverable upon the conversion of all outstanding shares of Class B Junior Preferred Stock not theretofore converted and on or before (and as a condition of) taking any action that would result in an increase in the number of shares of non-voting Common Stock deliverable upon conversion above the number thereof previously reserved and available therefor, the Corporation shall take all such action so required. The Corporation covenants that all shares of non-voting Common Stock which may be delivered upon conversions of shares of Class B Junior Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

                  SECTION 7. REACQUIRED SHARES. Any shares of Class B Junior Preferred Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Certificate of Incorporation or in any other certificate of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

                  SECTION 8. OTHER RIGHTS AND PREFERENCES. Except as otherwise specifically set forth herein, all shares of Class B Junior Preferred Stock and Common Stock shall have the same rights, preferences and privileges.

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                  SECTION 9. TRANSFER RESTRICTIONS. Holders of the Class B
Junior Preferred Stock shall not be permitted to transfer any shares of Class B Junior Preferred Stock by sale, assignment, gift or other disposition ("TRANSFER") at any time if such transfer would require registration under the Securities Act. In addition, no holder may Transfer shares of Class B Junior Preferred Stock in violation of the Stockholders Agreement or of the Repurchase Rights Agreement.

                  SECTION 10. SEVERABILITY OF PROVISIONS. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

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                  IN WITNESS WHEREOF, TCR Holding Corporation has caused this
Certificate of Designations of Class B Junior Preferred Stock to be duly executed by its ____________, this __th day of December, 1998.

                                       TCR Holding Corporation



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